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                          PILIC - HEALTHAXIS.COM, INC.

                            STOCK PURCHASE AGREEMENT


        THIS AGREEMENT, made and entered into as of the 15th day of September, 1998 by and between PROVIDENT INDEMNITY LIFE INSURANCE COMPANY (the "Purchaser"), and HEALTHAXIS.COM, INC., a Pennsylvania corporation (the "Corporation").


                                   BACKGROUND

        A. As of November 13, 1998, the authorized capital of Corporation is 40,000,000 shares of common voting stock, no par value (the "Common Stock") and 5,000,000 shares of preferred stock, par value $1.00 per share, of which Nine Hundred Forty-Three Thousand Nine Hundred Eighty (943,980) shares have been duly designated as Series A convertible preferred stock (the "Series A Convertible Preferred Stock") and Six Hundred Twenty-Five Thousand Five Hundred Twenty-Nine (625,529) shares have been duly designated as Series B convertible preferred stock (the "Series B Convertible Preferred Stock").

        B. The parties are desirous of reflecting the purchase of Series A Convertible Preferred Stock of the Corporation by the Purchaser effective as of September 15, 1998, upon the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of One ($1.00) Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, as well as the mutual covenants and agreements contained herein, and intending to be legally bound, the parties agree as follows:

               1.  Sale and Purchase.

                      (a) Number of Shares. On the date of the execution of this Agreement, the Purchaser agrees to and does purchase Four Hundred Five Thousand Eight Hundred Eighty-Six (405,886) shares of the Series A Convertible Preferred Stock, par value $1.00 per share, of the Corporation (the "Shares").

                      (b) Purchase Price. The purchase price for the Shares shall be $5.913 per share or an aggregate purchase price of Two Million Four Hundred Thousand ($2,400,000) Dollars, payable by wire transfer or immediately available funds upon the execution of the Agreement.

                      (c) Issuance of Stock. As of the date of the issuance of the certificate

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representing the Shares, Corporation is authorized to issue and deliver to the Purchaser a certificate representing the number of Shares purchased by the Purchaser hereunder.

               3. Representations, Warranties, and Covenants of the Purchaser.

               The Purchaser represents, covenants, and warrants to Corporation that:

               (a) Authority to Execute and Perform Agreements. The Purchaser has the full legal right, power, authority and approvals to enter into and perform under this Agreement, and it constitutes a valid and binding Agreement of the Purchaser.

               (b) Full Disclosure. The Purchaser is familiar with the business and financial affairs of Corporation, is aware that Corporation may not pay any dividends, that there is no market for its Shares, and it is unlikely that there will be a market in the near future. The Purchaser has had the right to inquire and investigate the business and financial affairs of the Corporation and acknowledges that it has received such information as it shall have requested with respect thereto prior to the purchase of the Shares.

               (c) Investment Representation. The Purchaser is purchasing the Shares hereunder for its own account for the purpose of investment and not with a view towards or for sale in connection with any distribution thereof.

               (d) THE PURCHASER HAS BEEN ADVISED BY THE CORPORATION AND UNDERSTANDS THAT PURSUANT TO SECTION 207(m) OF THE PENNSYLVANIA ACT (i) THE PURCHASER HAS THE RIGHT TO CANCEL AND WITHDRAW THE PURCHASE OF THE SHARES UPON WRITTEN NOTICE TO THE CORPORATION GIVEN TWO BUSINESS DAYS FOLLOWING EXECUTION OF THIS AGREEMENT, (ii) UPON SUCH CANCELLATION OR WITHDRAWAL, THE PURCHASER WILL HAVE NO OBLIGATION OR DUTY UNDER THIS AGREEMENT TO THE CORPORATION OR ANY OTHER PERSON AND WILL BE ENTITLED TO FULL REFUND WITHOUT INTEREST OF ANY AMOUNTS PAID BY THE PURCHASER PURSUANT TO THIS AGREEMENT, AND (iii) ANY NOTICE OF CANCELLATION OR WITHDRAWAL SHOULD BE MADE BY TELEGRAPH OR CERTIFIED OR REGISTERED MAIL AND WILL BE EFFECTIVE WHEN DELIVERED TO WESTERN UNION OR DEPOSITED IN THE UNITED STATES MAILS AS AFORESAID, WITH POSTAGE OR OTHER TRANSMITTAL FEES PREPAID.

               4. Representations, Warranties, and Covenants of Corporation.

               Corporation represents, covenants, and warrants to the Purchaser that:

               (a) Authority to Execute and Perform Agreements. Corporation has the full legal right and power and all authority and approvals required to enter into, execute, deliver and perform this Agreement and the obligations hereunder. The execution, delivery and performance of this Agreement (and all other documents required to effect the transaction contemplated) and the consummation of the transactions contemplated herein have been duly authorized by Corporation, and each document or instrument contemplated by this Agreement, is and will be the valid and legally binding obligation of Corporation enforceable in accordance with its terms.

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               (b) Good Standing. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania, and has full power and authority to own, lease and operate its respective assets, properties and business, and to carry on its respective business as and where such business is now conducted.

               (c) Foreign Qualifications. There is no jurisdiction in which the nature of Corporation's business or location of its properties requires it to be licensed or qualified as a foreign corporation.

               (d) Outstanding Capital Stock.

                   (1) Corporation is authorized to issue Nine Hundred Forty-Three Thousand Nine Hundred Eighty (943,980) shares of Series A Convertible Preferred Stock, $1.00 par value, none of which are issued and outstanding prior to the date hereof.

               (e) Compliance with Laws. Corporation has complied with all federal, state, county, local and foreign laws, statutes, ordinances, rules, regulations and orders (collectively "Laws") relating to the business and/or operations of Corporation, including, but not limited to, federal and state securities laws.

     5. Legend. The certificates of stock subject to this Agreement shall be endorsed as follows:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION. THE SALE OR OTHER DISPOSITION OF THESE SHARES IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATUTES. BY ACQUIRING THE SHARES REPRESENTED BY THIS CERTIFICATE, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THESE SHARES WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID ACTS AND THE RULES AND REGULATIONS THEREUNDER AND, IN ANY EVENT, THE HOLDER OF THIS CERTIFICATE, IF HOLDER IS A RESIDENT OF PENNSYLVANIA, AGREES THAT HOLDER WILL NOT SELL THE SHARES REPRESENTED HEREBY WITHIN TWELVE MONTHS AFTER THE DATE OF PURCHASE."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS, PRIVILEGES, AND RESTRICTIONS SET FORTH IN AN AMENDED SUBSCRIPTION AGREEMENT BETWEEN PURCHASER AND CORPORATION DATED AS OF SEPTEMBER 15, 1998."


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     7. Miscellaneous.

                (a) Effective Date. The Purchaser is the owner of the Shares as of September 15, 1998, notwithstanding that the certificate representing the Shares may be issued as of a later date.

                (b) Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes all prior agreements, written, oral or otherwise relative to the subject matter hereof.

                (c) Severability. If any term, provision, covenant, or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void, and unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

                (d) Survival of Representations, Warranties and Agreements. All representations, warranties, covenants, and agreements made herein shall survive the execution and delivery of this Agreement, the issuance of the stock pursuant hereto, and the Purchaser's payment therefor.

                (e) Modification and Amendment. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by all of the parties hereto.

                (f) Binding Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. No provision of this Agreement shall be effective until this Agreement has been executed by all parties hereto.

                (g) Notices. All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given, if given) by delivery via cable, telegram, telex, or by mail (registered or certified, postage prepaid, return receipt requested) to the respective parties as follows:

           If to the Purchaser:  Provident Indemnity Life Insurance Company
                                 2500 DeKalb Pike
                                 P. O. Box 511
                                 Norristown, PA   19404-0511

                                 Attention: James O. Bowles
                                            President


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          If to Corporation:    HealthAxis.com, Inc.
                                2500 DeKalb Pike
                                P. O. Box 511
                                Norristown, PA  19404-0511

                                Attention: Michael Ashker
                                           President


                (h) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                (i) Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year above first written.

                                      PROVIDENT INDEMNITY LIFE
                                      INSURANCE COMPANY


                                      By:_______________________________
                                             James O. Bowles
                                             President

                                      HEALTHAXIS.COM, INC.


                                      By:_______________________________
                                             Michael Ashker
                                             President



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